[THE RESERVE FUNDS(R) LOGO]

FOUNDERS OF
"THE WORLD'S FIRST MONEY-MARKET FUND"(R)
EST. 1970

CONNECTICUT TAX-EXEMPT FUND
MASSACHUSETTS TAX-EXEMPT FUND
OHIO TAX-EXEMPT FUND
VIRGINIA TAX-EXEMPT FUND
OF THE RESERVE TAX-EXEMPT TRUST

PROSPECTUS
DECEMBER 9, 2004

                                   ----------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ----------

TABLE OF CONTENTS

     ABOUT THE FUNDS
     Investment Objectives                                                     2
     Principal Investment Strategies                                           2
     Principal Risks                                                           3
     Performance                                                               5
     Fees & Expenses                                                           7
     Fund Management                                                           8

     YOUR ACCOUNT
     How to Buy Shares                                                         9
     How to Sell Shares                                                       10
     Frequent Purchases and Redemptions                                       11

     ACCOUNT SERVICES                                                         12

     DIVIDENDS & TAXES                                                        13

     FINANCIAL HIGHLIGHTS                                                     14


QUESTIONS?
Shareholders should direct their inquiries to the firm from which they received this Prospectus or to the Reserve Funds.

Reserve Funds
1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700 (telephone)
212-401-5930 (facsimile)
customerservice@reservefunds.com
or visit our web site at www.reservefunds.com


IT PAYS TO KEEP MONEY IN RESERVE(R)

ABOUT THE FUNDS

                              INVESTMENT OBJECTIVES

The investment objective of the Connecticut Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Ohio Tax-Exempt Fund, and Virginia Tax-Exempt Fund, (referred to as a "Fund" or the "Funds"), is to seek as high a level of short-term interest income exempt from Federal income taxes, including the Federal alternative minimum tax, and from state and local income and/or property taxes, if any, as is consistent with preservation of capital and liquidity.

                         PRINCIPAL INVESTMENT STRATEGIES

The Funds are designed as a convenient alternative to the direct investment of temporary cash balances in short-term instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and to reduce or eliminate the mechanical problems of direct investment, such as scheduling maturities and reinvestment, evaluating the credit of issuers, investing in round lots, and safeguarding the receipt and delivery of securities. Each Fund invests only in SHORT-TERM SECURITIES and seeks to maintain a stable $1.00 share price. Each Fund has maintained a constant share price since inception, and will strive to continue to do so.

            - SHORT-TERM SECURITIES - securities with maturities of not more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, and 397 days (13 months) for other securities.

The investment adviser to the Funds monitors a range of economic and financial factors. Based on this analysis, the assets of the Funds are invested in a mix of MONEY-MARKET SECURITIES that are intended to provide as high a yield as possible without violating each Fund's credit quality and maturity restrictions or jeopardizing the stability of its share price. The average maturity of each Fund's securities portfolio will not be more than 90 days.

            - MONEY MARKET SECURITIES - short-term securities that conform to the credit quality standards of Rule 2a-7 under the Investment Company Act of 1940, as amended.

Each Fund seeks to attain its objective by investing at least 80% of the value of its net assets in MUNICIPAL OBLIGATIONS that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (and does not subject investors to the Federal alternative minimum tax), and from state and, if applicable, local income, intangible and personal property taxes, for the specified State.

            - MUNICIPAL OBLIGATIONS - Debt obligations issued to obtain funds for various governmental and public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities.

A Fund may invest up to 20% of the value of its net assets, or a greater percentage on a temporary basis, in municipal obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally exempt only from Federal income taxes. Interest received on certain otherwise tax-exempt securities issued by or on behalf of public authorities to finance various facilities operated for private profit, known as "PRIVATE ACTIVITY BONDS," may be classified as "tax preference items," which could subject certain shareholders to the Federal alternative minimum tax. The Funds will seek to avoid investing in private activity bonds when other high quality municipal securities are available to a sufficient extent.

            - PRIVATE ACTIVITY BONDS - Private activity bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer.

TYPES OF MUNICIPAL OBLIGATIONS. Municipal obligations include GENERAL OBLIGATION BONDS, REVENUE BONDS, private activity bonds and MORAL OBLIGATION BONDS. Municipal obligations may bear fixed, variable or floating rates of interest.

            - GENERAL OBLIGATION BONDS - Obligations backed by the taxing power of the issuer.

            - REVENUE BONDS - Obligations backed by revenue from a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power.

            - MORAL OBLIGATION BONDS - Obligations issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

Revenue bonds, private activity bonds and moral obligation bonds must all meet the same credit quality standards as general obligation bonds, as described below.

Each fund may also invest in U.S. GOVERNMENT SECURITIES backed by the FULL FAITH AND CREDIT of the U.S. government.

            - U.S. GOVERNMENT SECURITIES - securities issued by the government of the United States, its agencies and instrumentalities.

            - FULL FAITH AND CREDIT - The strongest credit backing offered by the U.S. government and the highest degree of safety with respect to the payment of principal and interest.

REPURCHASE AGREEMENTS. Each of the Funds may invest in REPURCHASE AGREEMENTS but will limit them to those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Trustees. Securities subject to repurchase agreements will be segregated and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

            - REPURCHASE AGREEMENTS - Under a repurchase agreement, the seller agrees to repurchase a security from the buyer at a mutually agreed-upon time and price. This results in a fixed rate of return insulated from market fluctuations during such period.

CREDIT QUALITY. The Funds may purchase tax-exempt securities which are rated MIG1 or MIG2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent. Obligations which are not rated may also be purchased, provided that the Adviser determines them to be of comparable quality pursuant to guidelines established by the Trustees.

MATURITY. The average maturity of the Fund's securities portfolio will not be more than 90 days. In addition, the Fund will not purchase securities with maturities of more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, or 397 days (13 months) for other securities. The Funds may purchase floating and variable rate demand obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, usually upon not more than seven (7) days' notice. The Funds will not invest more than 10% of the value of its net assets in floating or variable rate demand bonds for which there is no secondary market if the demand feature on such obligations requires more than seven (7) days' notice.

                                 PRINCIPAL RISKS

An investment in a Fund is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (the FDIC) or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

The value of each Fund's net assets may change based on changes in market, economic, political and financial developments. The following factors could reduce the income or capital gains received on a Fund's portfolio and therefore the Fund's yield:

     - INTEREST RATE RISK. Most of the Funds' performance depends on interest rates, and when interest rates fall, the Funds' yields will typically fall as well. When interest rates go up, the value of an investment in debt securities generally goes down. When interest rates are rising, the value of long term debt securities generally goes down more than the value of the short term securities in which the Funds invest. In addition, as investments mature, the proceeds may be reinvested at rates that are lower than levels previously earned.

     - CREDIT QUALITY RISK. Overall, a decline in the credit quality of an issuer, or of the provider of a credit support or maturity-shortening structure for a security, can cause the value of a money-market security to decrease.

     - RETURNS. Because money market funds may only invest in securities with a lower level of risk, over time they may produce lower returns than investments in stocks or bonds, which entail higher levels of risk.

     - BANKING INDUSTRY RISKS. Investments secured by letters of credit or bank guarantees are also subject to the risks associated with the banking industry, including interest rate risk, credit risk and regulatory developments risk.

     - TAXABILITY RISK. The Funds intend to minimize the payment of taxable income to shareholders by investing in municipal obligations and other tax exempt securities in reliance on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or to have paid, taxable income subsequent to a Fund's acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay taxes on the affected interest income, and, if the Fund agrees to do so, the Fund's yield could be adversely affected. If a security acquired based on reliance on such an opinion of counsel is subsequently determined to pay interest that is includable in gross income for Federal income tax purposes, the Fund will dispose of that security as soon as reasonably practicable. The dividends paid to shareholders with respect to such security may be taxable, however.

The Funds are also subject to the risks associated with the types of securities held:

     - REPURCHASE AGREEMENTS. In the event of a default of a repurchase agreement counterparty, a Fund may experience delays, losses or restrictions upon its ability to dispose of the underlying securities.

     - MUNICIPAL SECURITIES. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

NON-DIVERSIFICATION. The Funds are non-diversified; therefore, performance may be more dependent upon a smaller number of securities and issuers than a diversified portfolio would be. The change in value of any one security may affect the overall value of a Fund more than it would in a diversified fund.

STATE-SPECIFIC RISKS. Each Fund concentrates investments in municipal obligations of issuers located in the state for which it is named. The municipal obligation market is volatile. There are specific risks associated with investing in a single state. For example, unfavorable political or economic conditions and/or changes in municipal market-related legislation or litigation within the state can significantly affect the financial condition and credit quality of issuers of municipal securities located in that state. Below are some of the risks particular to each State Fund offered in this Prospectus:

     CONNECTICUT TAX-EXEMPT FUND: The credit quality of Connecticut's debt is dependent on property taxes, personal income tax and corporate income tax. In light of increasing interstate and global competition, the high cost of doing business in the state also has an impact on the state government.

     MASSACHUSETTS TAX-EXEMPT FUND: High technology research and development, finance and trade are all prominent in the commonwealth's economy. The service sector, in which tourism is primary, employs over one third of Massachusetts workers. The state's finances are dependent on continued growth in these businesses.

     OHIO TAX-EXEMPT FUND: Ohio's economy is closely tied to the nations cyclical manufacturing sector. The state's finances are directly tied to production and demand for steel, rubber, plastics and fabricated metals.

     VIRGINIA TAX-EXEMPT FUND: Virginia has an economy that is highly diversified. Agriculture, once its mainstay, now follows other sectors in employment and income generation. Tourism, technology, and Federal government jobs continue to keep unemployment low.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in the Statement of Additional Information.

SUITABILITY. Different investors have different investment goals. Investments in money market funds provide greater security and liquidity than other types of investments but do not usually offer as high a rate of return. The Funds are not intended to be a balanced investment program. Each Fund is intended to provide professional management for your cash and a convenient way to gain tax-exempt interest income as a part of a diversified portfolio. A state tax-exempt fund is generally not suitable for the residents of another state.

                                   PERFORMANCE

The bar charts and tables below provide an indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. The bar charts show annual total returns on each Fund's shares for each of the last ten calendar years or for each completed calendar year since inception, as applicable. Past performance is not necessarily an indication of how a Fund will perform in the future.

[CHART]

                  Total Return for Connecticut Tax-Exempt Fund

1994                    2.06%
1995                    2.85%
1996                    2.45%
1997                    2.66%
1998                    2.50%
1999                    2.15%
2000                    2.96%
2001                    1.68%
2002                    0.41%
2003                    0.10%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 0.79% for the quarter ended December 31, 2000 and the lowest quarterly return was 0.01% for the quarter ended December 31, 2003. The return for the period from January 1, 2004 to September 30, 2004 was 0.07%.

[CHART]

                 Total Return for Massachusetts Tax-Exempt Fund

1994                    2.17%
1995                    2.96%
1996                    2.57%
1997                    2.87%
1998                    2.53%
1999                    2.20%
2000                    3.08%
2001                    1.77%
2002                    0.48%
2003                    0.10%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 0.81% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended December 31, 2003. The return for the period from January 1, 2004 to September 30, 2004 was 0.07%.

[CHART]

                      Total Return for Ohio Tax-Exempt Fund

1999                    2.37%
2000                    3.14%
2001                    1.64%
2002                    0.39%
2003                    0.11%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 0.85% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended September 30, 2003. The return for the period from January 1, 2004 to September 30, 2004 was 0.08%.

[CHART]

                    Total Return for Virginia Tax-Exempt Fund

2001                    1.43%
2002                    0.33%
2003                    0.09%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 0.50% for the quarter ended March 31, 2001 and the lowest quarterly return was 0.01% for the quarter ended September 30, 2003. The return for the period from January 1, 2004 to September 30, 2004 was 0.07%.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                  TEN YEARS OR
                                    ONE YEAR     FIVE YEARS     SINCE INCEPTION
                                    --------     ----------     ---------------
   Connecticut Tax-Exempt Fund        0.10%         1.46%            1.98%
   Massachusetts Tax-Exempt Fund      0.10%         1.52%            2.07%
   Ohio Tax-Exempt Fund               0.11%         1.53%            1.69%*
   Virginia Tax-Exempt Fund           0.09%           --             1.31%**

   *    Fund inception date is April 1, 1998.
   **   Fund inception date is March 3, 2000.

          FOR THE FUNDS' CURRENT YIELDS, CALL TOLL-FREE (800) 637-1700
                 OR VISIT OUR WEB SITE AT www.reservefunds.com.

                                 FEES & EXPENSES

You may pay the fees and expenses, described in the table below, if you buy and hold shares of a Fund, as indicated. The Funds are no-load funds, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund.

OHIO AND MASSACHUSETTS TAX-EXEMPT FUNDS:

              SHAREHOLDER FEES*
              (Fees paid directly from your investment)
                 Shareholder Transaction Fees                           None
                 Redemption Fees                                        None

              ANNUAL FUND OPERATING EXPENSES
              (Expenses that are deducted from Fund assets)
                 Management Fee**                                       0.80%
                 Distribution and Service (12b-1) Fee                   0.20%
                 Other Expenses+                                        0.01%
                                                                        ----
                 Total Annual Fund Operating Expenses                   1.01%
                                                                        ====

CONNECTICUT AND VIRGINIA TAX-EXEMPT FUNDS:

              SHAREHOLDER FEES*
              (Fees paid directly from your investment)
                 Shareholder Transaction Fees                           None
                 Redemption Fees                                        None

              ANNUAL FUND OPERATING EXPENSES
              (Expenses that are deducted from Fund assets)
                 Management Fee**                                       0.80%
                 Distribution and Service (12b-1) Fee                   0.20%
                 Other Expenses+                                        0.00%
                                                                        ----
                 Total Annual Fund Operating Expenses                   1.00%
                                                                        ====

----------

* The Funds may charge the following fees to a limited number of shareholders depending on their particular circumstance and services requested: A monthly "Low Balance Fee" (currently $15) may be imposed on accounts with a monthly average account balance of less than $1,000 in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100. Wire redemption fees, "stop payment" fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

** Each Fund pays a "Comprehensive Management Fee" that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses and the fees and expenses of the independent Trustees, for which each Fund pays its direct or allocated share. For the fiscal year ended May 31, 2004, the investment adviser reimbursed the Funds for the following percentages of the respective Fund's average daily net assets: 0.14% for the Connecticut Tax-Exempt Fund, 0.13% for the Massachusetts Tax-Exempt Fund, 0.09% for the Ohio Tax-Exempt Fund, and 0.10% for the Virginia Tax-Exempt Fund. After the waiver, the management fees were the following percentages of the respective Fund's average daily net assets: 0.66% for the Connecticut Tax-Exempt Fund, 0.67% for the Massachusetts Tax-Exempt Fund, 0.71% for the Ohio Tax-Exempt Fund, and 0.70% for the Virginia Tax-Exempt Fund.

+ Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share.

++ After the reimbursement, the Total Annual Fund Operating Expenses were the following percentages of the respective Fund's average daily net assets:
     0.86% for the Connecticut Tax-Exempt Fund, 0.88% for the Massachusetts Tax-Exempt Fund, 0.92% for the Ohio Tax-Exempt Fund, and 0.90% for the Virginia Tax-Exempt Fund.

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The expenses would be the same whether you redeemed your shares at the end of each period or not.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

OHIO AND MASSACHUSETTS TAX-EXEMPT FUNDS:

                      ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                      --------   -----------   ----------   ---------
                       $  106      $   331      $   574      $ 1,270

CONNECTICUT AND VIRGINIA TAX-EXEMPT FUNDS:

                      ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                      --------   -----------   ----------   ---------
                       $  105      $   328      $   568      $ 1,258

                                 FUND MANAGEMENT

THE INVESTMENT ADVISER. The investment adviser for each of the Funds is Reserve Management Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 10001. RMCI has provided investment advice to investment companies within the Reserve family of funds since November 15, 1971. As of October 31, 2004, RMCI had approximately $28.6 billion in assets under management. RMCI manages each Fund, subject to policies adopted by the Trustees of the respective Trust, under the terms of an Investment Management Agreement with each Trust, on behalf of each of the Funds. The Investment Management Agreement provides that RMCI will furnish continuous investment advisory and other management and administrative services to each Fund, including transfer agent services. For its services, each Fund pays RMCI a comprehensive management fee at an annual rate of 0.80% based on average daily net assets of outstanding Fund's shares.

THE DISTRIBUTOR. The Funds' distributor, Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001, is an affiliate of RMCI. Each Trust, on behalf of its respective Funds, has adopted a Distribution Plan under Rule 12b-1, which allows the Funds to pay distribution and service fees for the sale of its shares and for services provided to shareholders. The amount payable under each distribution plan is 0.20% per year of the average net assets of the respective share class. Since this fee is paid out of the assets of the respective share classes on an on-going basis, over time these fees will increase the cost of your investment in those classes and may cost you more than paying other types of sales charges.

YOUR ACCOUNT

                                HOW TO BUY SHARES

ACCOUNT OWNERSHIP. You will need to specify whether you wish to open a corporate account, a joint account or an individual account. When an account is registered jointly in the names of two people, either person is entitled to redeem any or all of the shares in the account. The Account Application provides that each party to a joint account will indemnify the Fund for actions taken on the instructions of the other party. The Funds will not be responsible for actions taken by either party with respect to this type of account.

HOW FUND SHARES ARE PRICED. Investors pay no sales charges to invest in the Funds. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is the Fund's net asset value per share
(NAV). The NAV is calculated by taking the total value of the assets of the Fund, subtracting its liabilities, and then dividing by the number of shares of that class that are issued and outstanding. Each Fund uses the amortized cost method of valuing its securities, which is a standard calculation that does not take into account unrealized gains or losses. The Funds intend to distribute substantially all income daily to maintain a constant share price of $1.00 for each class of Fund shares.

Each Fund's NAV is calculated as of its cut-off time for accepting purchase orders and redemption requests. The cut-off time is 11:00 a.m. Eastern time. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except for Good Friday. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Your order will be priced at the next NAV calculated after your order is received by the Funds or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc., the Funds' distributor. No purchase of shares will be modified or cancelled after the cut-off time set for calculating a Fund's NAV.

MINIMUM INVESTMENTS. The minimum initial investment for each Fund is $1,000 and there is no minimum subsequent investment. The investment minimum may be reduced or waived in certain circumstances and may be changed by a Fund at any time. Purchases through financial intermediaries may be subject to different minimum investment requirements.

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks, or post-dated checks will not be accepted. In addition, in order to protect the Funds from check fraud, checks payable to third parties will not be accepted. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

     - By check - You may purchase shares with a check drawn on a U.S. bank, payable to the Reserve Fund or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss the Fund incurs due to the returned check. Checks may be mailed or delivered to the Reserve Funds, 1250 Broadway, 32nd Floor, New York, NY 10001.

     - By Federal wire - Call the Reserve Funds at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

     - Through Third Parties - Investments may by made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with the Fund. You should consult a representative of the financial intermediary for information about purchasing shares.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

INVESTMENTS THROUGH THIRD PARTIES. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with a Fund, may be subject to different policies and fees than those described here. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary for more information.

INVESTMENTS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange Class R shares of other Reserve funds for shares of a Fund. Shares of other Reserve funds that have a single share class may also be exchanged for Fund shares. Any new account established through an exchange will have the same privileges as the original account (provided they are available). There is currently no fee for exchanges among funds in the Reserve family of funds.

RESERVE AUTOMATIC ASSET-BUILDER PLAN.(SM) You may make automatic purchases of shares of a Fund, by having a fixed dollar amount ($25 minimum) transferred into your Reserve account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a Federal salary, certain veterans' benefits, or other regular payments from the Federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Reserve account. Please call The Reserve Fund at 800-637-1700 or visit the "Form Library" in the "Literature Center" on our website, www.reservefunds.com, for an application.

RIGHT TO REFUSE PURCHASES AND EXCHANGES. The Funds reserve the right to refuse any purchase or exchange request for any reason.

                               HOW TO SELL SHARES

You may redeem your shares on each day that the Funds' NAV is calculated. Generally, the NAV is not calculated and redemption orders are not accepted on days that the New York Stock Exchange (the NYSE) is closed, except for Good Friday. In addition, the NAV is not calculated and redemption orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Shares will be redeemed at the next NAV determined after a proper redemption request, by telephone or in writing, is received by a Fund, or by an authorized financial intermediary. Redemption requests received after the cut-off time for the calculation of a Fund's NAV on any day will be redeemed at the NAV calculated on the next business day.

Redemption proceeds can be paid by check or by wire transfer. When redeeming recently purchased shares, please be aware that if a Fund has not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days). The Funds may suspend the redemption of shares for over seven (7) days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

A service fee of $2 may be charged on redemption checks for less than $100 and a wire redemption may be charged a service fee of $10 on amounts less than $10,000. Service fees may be reduced or waived under certain conditions.

      THE FUNDS ASSUME NO RESPONSIBILITY FOR DELAYS IN THE RECEIPT OF WIRED
                                OR MAILED FUNDS.

TELEPHONE REQUESTS. If you completed the "Redemptions and Exchanges by Telephone" information on your account application, you may redeem your shares by calling the Funds at 800-637-1700. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's account application. To change your designated brokerage or bank account, contact the firm through which you purchased your Fund shares, or, if you purchased your shares directly from the Funds, send a written request to the Funds with a signature guarantee. The Funds reserve the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or a Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions.

WRITTEN REQUESTS. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of all account holders. A signature guarantee will also be required for the types of redemptions listed below.

SIGNATURE GUARANTEES. The following types of redemptions require written instructions and a signature guarantee:

     - the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

     -  the account address has been changed within the past 30 days; or

     - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Signature guarantees are designed to protect both you and the Funds from fraud and reduce the risk of loss. A signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees. Joint account owners need only provide a signature guarantee for one of the account's registered owners.

REDEMPTIONS THROUGH THIRD PARTIES. If you purchased or hold your Fund shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve that firm's own redemption minimums, services fees, or other requirements, which may be different from those described here.

REDEMPTIONS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange some or all of their Fund shares for Class R shares or the single share class of other Reserve funds. Investors can request an exchange in writing or, if you have provided the proper information, by telephone. Be sure to carefully read the current Prospectus for any fund into which you would like to exchange. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). There is currently no fee for exchanges among funds in the Reserve family of funds. The Funds may change or discontinue the exchange privilege at any time.

REDEMPTIONS IN KIND. If the amount of a redemption request is large enough to affect a Fund's operations (for example, if the request is greater than the lesser of $250,000 or 1% of the Fund's net asset value), the Fund reserves the right to make payment in portfolio securities rather than in cash ("redemption in kind"), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

MINIMUM BALANCE REQUIREMENT. Because of the expenses of maintaining shareholder accounts, if your account has an average monthly account balance of less than $1,000, and there has been no shareholder activity in the account for the past 12 months, the Funds may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some financial intermediaries may establish different minimum balances and fee amounts.

                       FREQUENT PURCHASES AND REDEMPTIONS

Purchases or sales of shares of the Funds, and exchanges between funds in the Reserve family of funds, should not be used to exploit short-term swings in the market. Frequent purchase, sale or exchange transactions may harm a Fund by disrupting portfolio management strategies and by increasing expenses. Accordingly, a Fund may reject any purchase or exchange that it believes to be short-term, excessive or disruptive to the Fund. The Funds may also limit or terminate the right to make purchases or the exchange privilege of any shareholder making excessive or short-term purchases, sales or exchanges. The Funds may not be able to determine that a specific purchase, sale or exchange is short-term or excessive, particularly with respect to orders made through omnibus accounts or retirement plans, and may not be able to reject all such orders, although it is the Funds' intention to do so.

ACCOUNT SERVICES

                              SHAREHOLDER SERVICES

The Funds offer a variety of shareholder services to make it more convenient to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please call us at 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit our website at www.reservefunds.com. Applications for some of these services are also available on our website in the "Form Library" of the "Literature Center."

The following are some of the shareholder services that are available to investors who hold their shares directly through Reserve. These services may not be available through financial intermediaries, who may offer different services. If you are purchasing or if you hold your Fund shares through a financial intermediary, please consult a representative of the intermediary regarding what shareholder services are available.

RESERVE EASY ACCESS.(SM) Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances and check reorders. To use it, call 800-637-1700 and follow the instructions.

RESERVE ONLINE ACCESS.(SM) You may access your account activity for the previous six months, current price information and other information through On-Line Access at www.reservefunds.com. You must call Reserve at 800-637-1700 to activate On-Line Access.

SHAREHOLDER COMMUNICATIONS. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Funds within 60 days. Failure to do so could result in the shareholder suffering a loss. The Funds may choose not to send duplicate copies of shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address. If you would like to receive additional copies of these materials, please contact the Funds or the financial intermediary through which you purchased your Fund shares.

SPECIAL SERVICES. The Funds may charge shareholder accounts for specific costs incurred in processing certain shareholder requests including, but not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

                                    DIVIDENDS

On each day a Fund is open, the Fund declares dividends of substantially all of its daily net investment income and net realized short-term capital gains, if any. Unless you have elected to receive dividends in cash, all dividends, and capital gains distributions, if any, (together, "dividends") are paid in the form of additional shares credited to your account at the NAV per share on the day the dividends are paid. If you have elected to receive dividends in cash, you will be sent monthly checks for those amounts.

                                      TAXES

An investment in any mutual fund generally involves tax considerations. The following discussion is intended as general information regarding Federal taxes for U.S. citizens and residents only. Because everyone's tax situation is unique, you should consult your own tax adviser(s) with regard to the tax consequences of the purchase, ownership or redemption of Fund shares and for information regarding any state or local taxes.

The Funds intend to maintain their status as regulated investment companies for Federal income tax purposes, so that the Funds will not be liable for Federal income taxes on the amounts distributed to shareholders. However, it is possible that events could occur which could cause a Fund to incur some U.S. taxes.

The tax treatment of dividends, as described below, will be the same whether they are reinvested or taken in cash. Dividends will not be eligible for the recently enacted lower rate on "qualified dividend income" to the extent that they are derived from short-term capital gains or income on short-term debt instruments. The tax status of capital gains distributions is determined by how long the Fund held the securities sold and not by how long you have held your Fund shares. If you redeem shares of a Fund, you generally will be treated as having sold your shares, and any gain on the transaction may be subject to tax.

DIVIDENDS & TAXES

Each Fund, generally, is required to withhold Federal taxes on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or social security number to the Fund, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. A Fund may be fined for each account for which those numbers are not provided or are incorrect. If such a fine is imposed, the amount of the fine will be charged to the shareholder's account.

The tax status of dividends and distributions will be detailed in annual tax statements from the Funds.

The Funds will only purchase a municipal obligation or other tax-exempt security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for relevant income tax purposes (i.e., "tax-exempt"). To the extent that the dividends distributed by a Fund are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. To the extent dividends distributed by a Fund are from bond interest income that is also excludable from gross income for the specific State's income tax purposes, they are exempt from personal income tax of the specific state (and in certain circumstances, local income tax). To the extent applicable, the value of shares in a Fund should be exempt from state and/or local intangible personal property taxes in the specific state. If you hold shares in a Fund investing in a state other than your state of residence, dividends received generally will be subject to state, and where applicable, local personal income tax.

There is the possibility that events occurring after the date of issuance of a security, or after a Fund's acquisition of a security, may result in a determination that the interest on that security is, in fact, includible in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Certain investors may be subject to the alternative minimum tax (AMT) on dividends attributable to a Fund's investment in private activity bonds, although each Fund seeks to avoid or minimize such investments. Distributions of net short-term capital gains and taxable interest income, if any, are taxable as ordinary income.

FINANCIAL HIGHLIGHTS

                              FINANCIAL HIGHLIGHTS

The Financial Highlights tables below are intended to help you understand each Fund's financial performance for the periods indicated. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned on an investment in the respective Fund (assuming reinvestment of all dividends). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Funds' Annual Report, which is available upon request by calling 800-637-1700.

CONNECTICUT TAX-EXEMPT FUND

                                                                                       YEARS ENDED MAY 31,
                                                                  -------------------------------------------------------------
                                                                    2004          2003        2002         2001         2000
                                                                  ---------    ---------    ---------    ---------    ---------
   Net asset value at beginning of year                           $  1.0000    $  1.0000    $  1.0000    $  1.0000    $  1.0000
                                                                  ---------    ---------    ---------    ---------    ---------
   Net investment income                                             0.0006       0.0025       0.0092       0.0273       0.0248
   Dividends from net investment income                             (0.0006)     (0.0025)     (0.0092)     (0.0273)     (0.0248)
                                                                  ---------    ---------    ---------    ---------    ---------
   Net asset value at end of year                                 $  1.0000    $  1.0000    $  1.0000    $  1.0000    $  1.0000
                                                                  =========    =========    =========    =========    =========
   Total Return                                                        0.06%        0.25%        0.92%        2.75%        2.48%

   RATIOS/SUPPLEMENTAL DATA

   Net assets end of year (millions)                              $    21.5    $    36.4    $    41.2    $    40.2    $    51.1
   Ratio of expenses to average net assets                             1.00%        1.00%        1.01%        1.01%        1.00%
   Ratio of net investment income (loss) to average net assets        (0.08%)       0.23%        0.92%        2.73%        2.42%
   Ratio of expenses to average net assets net of fee waivers          0.86%        0.98%        1.01%        1.01%        1.00%
   Ratio of net investment income to average net assets net of
    fee waivers                                                        0.06%        0.25%        0.92%        2.73%        2.42%

MASSACHUSETTS TAX-EXEMPT FUND

                                                                                       YEARS ENDED MAY 31,
                                                                  -------------------------------------------------------------
                                                                    2004         2003         2002         2001         2000
                                                                  ---------    ---------    ---------    ---------    ---------
   Net asset value at beginning of year                           $  1.0000    $  1.0000    $  1.0000    $  1.0000    $  1.0000
                                                                  ---------    ---------    ---------    ---------    ---------
   Net investment income                                             0.0006       0.0030       0.0099       0.0279       0.0256
   Dividends from net investment income                             (0.0006)     (0.0030)     (0.0099)     (0.0279)     (0.0256)
                                                                  ---------    ---------    ---------    ---------    ---------
   Net asset value at end of year                                 $  1.0000    $  1.0000    $  1.0000    $  1.0000    $  1.0000
                                                                  =========    =========    =========    =========    =========
   Total Return                                                        0.06%        0.30%        0.99%        2.85%        2.56%

   RATIOS/SUPPLEMENTAL DATA

   Net assets end of year (millions)                              $    17.8    $    20.8    $    21.0    $    18.8    $    16.1
   Ratio of expenses to average net assets                             1.01%        1.00%        1.00%        1.00%        1.00%
   Ratio of net investment income (loss) to average net assets        (0.07%)       0.28%        0.99%        2.79%        2.55%
   Ratio of expenses to average net assets net of fee waivers          0.88%        0.98%        1.00%        1.00%        1.00%
   Ratio of net investment income to average net assets net of
    fee waivers                                                        0.06%        0.30%        0.99%        2.79%        2.55%

OHIO TAX-EXEMPT FUND

                                                                                       YEARS ENDED MAY 31,
                                                                  -------------------------------------------------------------
                                                                    2004         2003         2002         2001         2000
                                                                  ---------    ---------    ---------    ---------    ---------
   Net asset value at beginning of year                           $  1.0000    $  1.0000    $  1.0000    $  1.0000    $  1.0000
                                                                  ---------    ---------    ---------    ---------    ---------
   Net investment income                                             0.0006       0.0030       0.0082       0.0281       0.0256
   Dividends from net investment income                             (0.0006)     (0.0030)     (0.0082)     (0.0281)     (0.0256)
                                                                  ---------    ---------    ---------    ---------    ---------
   Net asset value at end of year                                 $  1.0000    $  1.0000    $  1.0000    $  1.0000    $  1.0000
                                                                  =========    =========    =========    =========    =========
   Total Return                                                        0.06%        0.30%        0.83%        2.88%        2.56%

   RATIOS/SUPPLEMENTAL DATA

   Net assets end of year (millions)                              $    10.9    $    10.4    $     5.7    $     8.1    $     8.9
   Ratio of expenses to average net assets                             1.01%        1.00%        1.01%        1.00%        1.00%
   Ratio of net investment income (loss) to average net assets        (0.03%)       0.28%        0.81%        2.81%        2.95%
   Ratio of expenses to average net assets net of fee waivers          0.92%        0.99%        1.01%        1.00%        1.00%
   Ratio of net investment income to average net assets net of
    fee waivers                                                        0.06%        0.29%        0.81%        2.81%        2.95%

VIRGINIA TAX-EXEMPT FUND

                                                                                                                      MARCH 3,
                                                                                 YEARS ENDED MAY 31,                  2000* TO
                                                                  ------------------------------------------------     MAY 31,
                                                                    2004         2003         2002         2001         2000
                                                                  ---------    ---------    ---------    ---------    ---------
   Net asset value at beginning of period                         $  1.0000    $  1.0000    $  1.0000    $  1.0000    $  1.0000
                                                                  ---------    ---------    ---------    ---------    ---------
   Net investment income                                             0.0006       0.0025       0.0069       0.0253       0.0075
   Dividends from net investment income                             (0.0006)     (0.0025)     (0.0069)     (0.0253)     (0.0075)
                                                                  ---------    ---------    ---------    ---------    ---------
   Net asset value at end of period                               $  1.0000    $  1.0000    $  1.0000    $  1.0000    $  1.0000
                                                                  =========    =========    =========    =========    =========
   Total Return                                                        0.06%        0.25%        0.69%        2.77%        3.08%(a)

   RATIOS/SUPPLEMENTAL DATA

   Net assets end of period (millions)                            $    11.0    $    11.3    $    13.0    $     6.7    $     2.1
   Ratio of expenses to average net assets                             1.00%        1.00%        1.01%        1.00%        1.01%(a)
   Ratio of net investment income (loss) to average net assets        (0.04%)       0.19%        0.58%        2.53%        3.19%(a)
   Ratio of expenses to average net assets net of fee waivers          0.90%        0.95%        0.99%        1.00%        0.97%(a)
   Ratio of net investment income to average net assets net of
    fee waivers                                                        0.06%        0.24%        0.60%        2.53%        3.23%(a)

----------
*    Commencement of operations.

(a)  Annualized.

                  PROTECTING YOUR PRIVACY AT THE RESERVE FUNDS*

PROTECTING CUSTOMER INFORMATION: Keeping your personal information secure is important to us at Reserve. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

WHO IS COVERED BY OUR PRIVACY POLICY: This Privacy Policy applies to all current and former customers of The Reserve Funds. Customers who receive information from Reserve through the Internet are covered by Reserve's Internet Security Statement, which is posted on our website at www.reservefunds.com. The site also contains links to unaffiliated websites. The Reserve Funds is not responsible for the privacy practices or the content of such other websites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.reservefunds.com. You will be notified of any major change to the Privacy Policy.

TYPES OF INFORMATION WE COLLECT FROM OUR CUSTOMERS:

     - Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

     - Information about your Reserve account, account transactions (e.g., account number, spending and payment history, use of online products and services) and other transactions with The Reserve Funds and others.

     - Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

     - If you visit our Web site, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our website keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring website (if any) and other parameters in the URL. We use this data to better understand website usage and to improve our website. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.reservefunds.com for more information.

     - If you utilize Reserve's online services, we retain your user ID and password and information about your use of our website so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

USE OF INFORMATION: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. Reserve shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

     - LEGAL AND ROUTINE BUSINESS REASONS. Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Reserve Funds, such as printing statements, checks, etc.

     - MARKETING PURPOSES. We may also share information we have about you, as described above, with third parties hired by Reserve to market Reserve products and services exclusively.

     - SHARING INFORMATION WITHIN RESERVE. The Reserve Funds and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

QUESTIONS: If you have any questions, please call our Customer Service Department at 800-637-1700 between the hours of 8:30a.m. and 6:00p.m. (Eastern
Time) or send a letter to The Reserve Funds, Attn: Administrative Department, 1250 Broadway, New York, NY 10001-3701

WE CONSTANTLY EVALUATE OUR PROCEDURES TO PROTECT PERSONAL INFORMATION AND MAKE EVERY EFFORT TO KEEP YOUR PERSONAL INFORMATION ACCURATE AND CURRENT. IF YOU IDENTIFY ANY ERROR IN YOUR PERSONAL INFORMATION OR NEED TO CHANGE THAT INFORMATION, PLEASE CONTACT US AND WE WILL UPDATE OUR RECORDS. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US BY E-MAIL AT customerservice@reservefunds.com OR CALL US AT 800-637-1700.

OPTIONS RELATING TO DISCLOSURE OF PERSONAL INFORMATION: We will not contact you regarding additional Reserve products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@reservefunds.com or call us at 800-637-1700. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our website.

WAYS YOU CAN PROTECT YOUR PRIVACY:

Here are some measures to take to help prevent theft of your identity:

- Do not share your account information, including personal or secret codes or passwords, with others.

-    Never provide confidential information to unknown callers.

-    Protect your account records including all statements and receipts.

- Use a secure browser when doing business on the Internet, and exit online applications when finished.

IF YOU BELIEVE YOU MAY BE A VICTIM OF IDENTITY THEFT, YOU SHOULD:

-    Contact Reserve customer service immediately.

- Report the theft to each of these credit reporting agencies: Experian - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

- File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

- Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

* All references in this notice to "The Reserve Funds" or "Reserve" include the Reserve family of funds, Reserve Management Corp., Reserve Management Co., Inc., or Resrv Partners, Inc., member NASD since 06/03.

This Prospectus contains the information about each Fund which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Funds, and is incorporated by reference into this Prospectus. Each Fund's Annual and Semi-Annual Reports list the Fund's holdings, describe Fund performance, and include other information about the Fund's investments. You may obtain these documents without charge, make inquiries or request other information about the Funds by calling The Reserve Funds toll free at 800-637-1700.

Information about each Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the public reference room, call 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                    INVESTORS ARE ADVISED TO READ AND RETAIN
                      THIS PROSPECTUS FOR FUTURE REFERENCE.

[THE RESERVE FUNDS(R) LOGO]
"The World's First Money-Market Fund"(R)

1250 Broadway, New York, NY 10001-3701
212-401-5500

GENERAL INFORMATION AND 24-HOUR YIELD AND BALANCE INFORMATION
800-637-1700--www.reservefunds.com


Distributor--Resrv Partners, Inc.

RTET/states/12/2004SLPL

Investment Company Act File Number: 811-3696
Reserve Tax-Exempt Trust


[THE RESERVE FUNDS(R) LOGO]

FOUNDERS OF
"THE WORLD'S FIRST MONEY-MARKET FUND"(R)
EST. 1970


CONNECTICUT TAX-EXEMPT FUND
MASSACHUSETTS TAX-EXEMPT FUND
OHIO TAX-EXEMPT FUND
VIRGINIA TAX-EXEMPT FUND


PROSPECTUS

DECEMBER 9, 2004

The Securities and Exchange commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                       PROSPECTUS ENCLOSED


                                       Reserve State-Specific
                                       Tax-Exempt Funds

                                       CONNECTICUT TAX-EXEMPT FUND

                                       MASSACHUSETTS TAX-EXEMPT FUND

                                       OHIO TAX-EXEMPT FUND

                                       VIRGINIA TAX-EXEMPT FUND

                                       December 9, 2004





                                       OFFERED BY

                                       [GRAPHIC]Penson Financial Services(R)
                                                MEMBER NASD AND SIPC